EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB into Universal Display's previously filed Registration Statement File No. 333-27901 and File No. 33-80703.


                                             Arthur Andersen LLP
Philadelphia, PA
March 31, 1998